UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2026

ATOMERA INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37850	30-0509586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

750 University Avenue, Suite 280

Los Gatos, California 95032

(Address of principal executive offices)

(408) 442-5248

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock: Par value $0.001	ATOM	Nasdaq Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 5, 2026, our Board of Directors approved and adopted our Second Amended and Restated Bylaws (“Amended Bylaws”) of the Corporation. The Amended Bylaws include several revisions to reflect recent changes in the Delaware General Corporation Law, none of which materially impact the disclosures we have made concerning our former bylaws in our registration statements, prospectuses and reports filed with the SEC, except as follows.

•	Section 1.6 of the Amended Bylaws reduces the quorum required for an annual or special meeting of stockholders from a majorit of the voting shares outstanding to 1/3 of the voting shares outstanding; and

•	Section 1.9 of the Amended Bylaws changes the voting requirement at any duly convened stockholder meeting to require that, except as required by law, regulation of our charter documents, any matter other than the election of directors shall require the approval of the holders of a majority of votes cast with respect to such matter, with abstentions and broker non-votes with respect to such matter treated as votes not counted as for or against such matter. Section 1.9 of our former bylaws provided that, except as required by law, regulation of our charter documents, any matter other than the election of directors shall require the approval of the holders of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or by proxy, and was silent with respect to the treatment of abstentions and broker non-votes.

The Amended Bylaws have been filed as Exhibit 3.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits	Method Filing

The following exhibits are filed with this report:

3.1	Second Amended and Restated Bylaws of Atomera Incorporated	Filed Electronically herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	Filed Electronically herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATOMERA INCORPORATED

Dated: February 11, 2026	/s/ Francis B. Laurencio
Francis B. Laurencio, Chief Financial Officer

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